                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant   [X]

Filed by a Party other than the Registrant   [_]

Check the appropriate box:


[X]   Preliminary Proxy Statement      [_]   Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                     Security Dynamics Technologies, Inc.
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               (Name of Registrant as Specified In Its Charter)



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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]   No fee required.

[_] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1) Title of each class of securities to which transaction applies:

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      (2) Aggregate number of securities to which transaction applies:

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      (3)   Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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
      (4) Proposed maximum aggregate value of transaction:

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      (5) Total fee paid:

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[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      (1)   Amount Previously Paid:

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      (2)   Form, Schedule or Registration Statement No.:

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      (3)   Filing Party:

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      (4)   Date Filed:

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

                                                                PRELIMINARY COPY

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD APRIL 22, 1999

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Security Dynamics Technologies, Inc., a Delaware corporation (the "Company"), will be held on Thursday, April 22, 1999 at 3:00 p.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts (the "Meeting") for the purpose of considering and voting upon the following matters:

     1. To elect three Class II Directors for the ensuing three years;

     2. To approve an amendment to the Company's Third Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 80,000,000 to 180,000,000 shares;

     3. To approve an amendment to the Company's 1994 Stock Option Plan, as amended -- 1998 Restatement to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 9,570,000 to 11,570,000 shares and (ii) increase the maximum number of shares of Common Stock that may be issued in any calendar year to a participant thereunder from 300,000 to 400,000 shares;

     4. To approve an amendment to the Company's 1994 Director Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder from 300,000 to 500,000 shares;

     5. To ratify the appointment of Deloitte & Touche LLP as independent auditors of the Company for the current year; and

     6. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on Thursday, March 4, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998, which contains consolidated financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                          By Order of the Board of Directors,


                                          Margaret K. Seif, Secretary
March [  ], 1999

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                                                                PRELIMINARY COPY

                      SECURITY DYNAMICS TECHNOLOGIES, INC.
                                36 CROSBY DRIVE
                          BEDFORD, MASSACHUSETTS 01730

                                PROXY STATEMENT

          FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD APRIL 22, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Security Dynamics Technologies, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held on Thursday, April 22, 1999 at 3:00 p.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation to the Secretary of the Company. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     On March 4, 1999, the record date for determination of stockholders entitled to vote at the Meeting (the "Record Date"), there were outstanding and
entitled to vote an aggregate of [               ] shares of Common Stock of the
Company, $.01 par value per share (the "Common Stock"). Each share entitles the record holder to one vote on each of the matters to be voted upon at the Meeting.

     THE NOTICE OF MEETING, THIS PROXY STATEMENT, THE ENCLOSED PROXY AND THE COMPANY'S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 1998 ARE FIRST BEING SENT OR GIVEN TO STOCKHOLDERS ON OR ABOUT MARCH [ ], 1999. THE COMPANY WILL, UPON WRITTEN REQUEST OF ANY STOCKHOLDER, FURNISH WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT EXHIBITS. PLEASE ADDRESS ALL SUCH REQUESTS TO THE COMPANY, 36 CROSBY DRIVE, BEDFORD, MASSACHUSETTS 01730, ATTENTION: SECRETARY. EXHIBITS WILL BE PROVIDED UPON WRITTEN REQUEST AND PAYMENT OF AN APPROPRIATE PROCESSING FEE.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information as of January 31, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each person known to the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) the directors and nominees for director of the Company, (iii) the Chief Executive Officer and the four other most highly compensated executive officers who were serving as executive officers on December 31, 1998 (the "Named Executive Officers"), and (iv) all directors and executive officers of the Company as a group.

                                                                   AMOUNT AND NATURE
                                                               OF BENEFICIAL OWNERSHIP(1)
                                                              ----------------------------
                                                               NUMBER OF        PERCENT OF
NAME AND ADDRESS OF BENEFICIAL OWNER                            SHARES            CLASS
------------------------------------                          -----------       ----------

5% STOCKHOLDERS

Franklin Resources, Inc. ...................................    2,689,430(2)        6.6%
  777 Mariners Island Blvd.
  San Mateo, CA 94404

Kenneth P. Weiss............................................    2,354,516(3)        5.8%
  59 Sargent Street
  Newton, MA 02158

Addison M. Fischer..........................................    2,338,048(4)        5.8%
  3506 Mercantile Avenue
  Naples, FL 34104-3310

Alberto W. Vilar ...........................................    2,237,900(5)        5.5%
  c/o Amerindo Investment Advisors Inc.
  One Embarcadero Center, Suite 2300
  San Francisco, CA 94111

DIRECTORS

Charles R. Stuckey, Jr. ....................................      773,823(6)        1.9%
Arthur W. Coviello, Jr. ....................................      353,666(7)          *
D. James Bidzos.............................................      777,254(8)        1.9%
Richard L. Earnest..........................................       36,000(9)          *
Taher Elgamal...............................................        1,500             *
Joseph B. Lassiter, III.....................................       21,000(10)         *
George M. Middlemas.........................................       46,912(11)         *
James K. Sims...............................................     [41,000](12)         *

OTHER NAMED EXECUTIVE OFFICERS

Gary A. Rogers..............................................       31,915(13)         *
Albert E. Sisto.............................................        9,374(14)         *
John Adams..................................................        9,374(15)         *
All executive officers and directors, as a group (14          [2,197,493](16)
  persons)..................................................                      [5.4]%

---------------
 *  Less than 1%

 1. The number of shares beneficially owned by each stockholder, director and executive officer is determined under rules promulgated by the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after January 31, 1999 through the exercise of any stock option or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

 2. This information is derived from a Schedule 13G filed with the Securities and Exchange Commission on February 2, 1999.

 3. This information is derived from information provided by the stockholder to the Company.

 4. Includes 97,112 shares held by Kairdos L.L.C., a Delaware limited liability company, of which Mr. Fischer is a director and a member. Mr. Fischer disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Also includes 206,400 shares held by a grantor retained annuity trust of which Mr. Fischer is the trustee. This information is derived from a Schedule 13G/A filed with the Securities and Exchange Commission on February 9, 1998.

 5. Alberto W. Vilar has sole voting and dispositive power with respect to 2,000 shares, as to only a portion of which beneficial ownership is affirmed, and shared voting and dispositive power with respect to 2,235,900 shares, as to all of which beneficial ownership is disclaimed. Gary A. Tanaka has shared voting and dispositive power with respect to 2,235,900 shares, as to all of which beneficial ownership is disclaimed. Amerindo Investment Advisors Inc., a California corporation ("Amerindo California"), has shared voting and dispositive power with respect to 2,068,800 shares, as to all of which beneficial ownership is disclaimed. Amerindo Investment Advisors, Inc., a Panama corporation ("Amerindo Panama"), has shared voting and dispositive power with respect to 167,100 shares, as to all of which beneficial ownership is disclaimed. Amerindo Investment Advisors Inc. Profit Sharing Trust (the "Trust") has sole voting and dispositive power with respect to 2,000 shares. Mr. Vilar and Mr. Tanaka are the sole shareholders and directors of Amerindo California and Amerindo Panama. Mr. Vilar is the sole trustee of the Trust. This information is derived from a Schedule 13G filed with the Securities and Exchange Commission on February 13, 1998.

 6. Includes 10,000 shares held by the Stuckey Family Charitable Remainder Unitrust, 56,820 shares held by the Charles R. Stuckey, Jr. -- 1998 Grantor Retained Annuity Trust, and 100,000 shares held by the Charles R. Stuckey, Jr. -- 1998 Grantor Retained Annuity Trust II. Also includes 199,999 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

 7. Includes 332,546 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

 8. Includes 89,252 shares held by Kairdos L.L.C., a Delaware limited liability company of which Mr. Bidzos is the General Manager and a member. Mr. Bidzos disclaims beneficial ownership of these shares except to the extent of his proportionate pecuniary interest therein. Also includes 187,499 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

 9. Consists of 36,000 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

10. Consists of 21,000 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

11. Includes 24,000 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

12. Includes 16,000 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

13. Includes 31,249 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999. On March 4, 1999, Mr. Rogers resigned from the Company, effective March 19, 1999.

14. Consists of 9,374 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999. As of January 29, 1999, Mr. Sisto ceased to serve as Chief Operating Officer of RSA Data Security, Inc.

15. Consists of 9,374 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999.

16. Includes an aggregate of 926,375 shares which may be acquired pursuant to stock options exercisable within 60 days after January 31, 1999. Excludes shares owned by Mr. Rogers, who resigned from the

Company, effective March 19, 1999, and by Mr. Sisto, who ceased to serve as an executive officer of the Company as of January 29, 1999.

VOTES REQUIRED

     The holders of a majority of the shares of Common Stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum exists at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding on the Record Date is required to approve the amendment to the Company's Third Restated Certificate of Incorporation, as amended. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented by proxy and voting on the matter is required to approve the amendment to the Company's 1994 Stock Option Plan, as amended -- 1998 Restatement and the amendment to the Company's 1994 Director Stock Option Plan, as amended, and to ratify the appointment of the Company's independent auditors.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on the election of directors, which requires the affirmative vote of a plurality of the votes cast or shares voting on a matter. However, because shares which abstain and shares represented by "broker non-votes" are nonetheless considered outstanding shares, abstentions and "broker non-votes" will have the same effect as a vote against the proposed amendment to the Company's Third Restated Certificate of Incorporation, as amended, which requires the affirmative vote of a majority of the votes represented by the outstanding shares. Finally, abstentions and "broker non-votes" will have no effect on the voting on the remaining matters to be voted on at the Meeting, each of which requires the affirmative vote of a majority of the votes cast or shares voting on the matter.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of two Class I directors, three Class II directors and three Class III directors. The Class I, Class II and Class III Directors will serve until the annual meeting of stockholders to be held in 2001, 1999 and 2000, respectively, and until their respective successors are elected and qualified. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring.

     The persons named in the enclosed proxy will vote to elect, as Class II directors, D. James Bidzos, Richard L. Earnest and Taher Elgamal, the three director nominees named below, unless the proxy is marked otherwise. Messrs. Bidzos, Earnest and Elgamal are currently directors of the Company.

     Each Class II director will be elected to hold office until the 2002 annual meeting of stockholders and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     For each member of the Board of Directors, including those who are nominees for election as Class II directors, there follows information given by each concerning his principal occupation and business experience for at least the past five years, the names of other publicly held companies of which he serves as a director and his age and length of service as a director of the Company. There are no family relationships among any of the directors, nominees for director and executive officers of the Company.

                                                     PRINCIPAL OCCUPATION, OTHER BUSINESS
                                  DIRECTOR             EXPERIENCE DURING PAST FIVE YEARS
NAME                        AGE    SINCE                    AND OTHER DIRECTORSHIPS
----                        ---   --------           ------------------------------------

DIRECTORS WHOSE TERMS EXPIRE IN 2001 (CLASS I DIRECTORS)

Joseph B. Lassiter, III...  51      1996     Joined Harvard University Graduate School of Business
                                             Administration in September 1996, where he is
                                             currently Professor of Management; President of
                                             Wildfire Communications, Inc., a telecommunications
                                             software company, from July 1994 to February 1996;
                                             Vice President of Teradyne, Inc., a manufacturer of
                                             automatic test equipment, from January 1974 to
                                             February 1994; Member of the Board of Directors of
                                             Advanced Magnetics, Inc., a developer of
                                             organ-specific contrast agents.

Charles R. Stuckey, Jr. ..  56      1987     Chairman of the Board of Directors since July 1996;
                                             President of the Company from January 1987 to March
                                             1999; Chief Executive Officer of the Company since
                                             March 1987.

NOMINEES FOR TERMS EXPIRING IN 2002 (CLASS II DIRECTORS)

D. James Bidzos...........  44      1996     Vice Chairman of the Board of Directors since March
                                             1999; Executive Vice President of the Company from
                                             July 1996 to February 1999; President and Chief
                                             Executive Officer of RSA Data Security, Inc. from
                                             1988 to February 1999; Chairman of the Board of
                                             VeriSign, Inc., a company specializing in providing
                                             public-key certificates and related products and
                                             services.

Richard L. Earnest........  56      1993     Deputy Mayor of Del Mar, California since November
                                             1997; Chief Executive Officer of Tudor Publishing
                                             Company from April 1995 to April 1997; Independent
                                             consultant to start-up companies from June 1994 to
                                             March 1995; Chief Executive Officer of DEMAX
                                             Software, a provider of centralized security
                                             management software, from June 1993 to June 1994;
                                             Chief Executive Officer of Advant Edge Systems Group,
                                             a software company, from April 1991 to June 1993.

Taher Elgamal.............  43      1999     President of the Information Security Group of The
                                             Kroll-O'Gara Company, a provider of information
                                             security software and services, since January 1999;
                                             Chief Executive Officer of Securify, Inc., a provider
                                             of comprehensive security services for e-commerce and
                                             business and government applications, from June 1998
                                             to January 1999; Chief Scientist of Netscape
                                             Communications Corp. from April 1995 to June 1998;
                                             Director of Engineering of RSA Data Security, Inc.
                                             from October 1991 to April 1995; Director of hi/fn,
                                             inc., a provider of high-performance, multi-protocol
                                             packet processors.

DIRECTORS WHOSE TERMS EXPIRE IN 2000 (CLASS III DIRECTORS)

Arthur W. Coviello, Jr. ..  45               President of the Company since March 1999; Executive
                                             Vice President of the Company from September 1995 to
                                             March 1999; Chief Financial Officer and Treasurer of
                                             the Company from October 1995 to August 1997; Chief
                                             Operating Officer of the Company since January 1997;
                                             Chief Operating Officer and Chief Financial Officer,
                                             among other capacities, for CrossComm Corporation, a
                                             developer of internetworking products, from March
                                             1992 to January 1994.

                                                     PRINCIPAL OCCUPATION, OTHER BUSINESS
                                  DIRECTOR             EXPERIENCE DURING PAST FIVE YEARS
NAME                        AGE    SINCE                    AND OTHER DIRECTORSHIPS
----                        ---   --------           ------------------------------------

George M. Middlemas.......  52      1992*    General Partner of Apex Management Partnership, the
                                             General Partner of Apex Investment Fund II, L.P., a
                                             venture capital fund, since January 1991; Member of
                                             the Boards of Directors of Purecycle Corporation, a
                                             manufacturer and marketer of water recycling
                                             technologies, Tut Systems, Inc., a provider of web
                                             design and software solutions, and e.spire
                                             Communications, Inc., a provider of integrated voice
                                             and data communications services.

James K. Sims.............  52      1997     Chief Executive Officer, President and member of the
                                             Board of Directors of Cambridge Technology Partners
                                             (Massachusetts), Inc., an international consulting
                                             and systems integration firm, since February 1991;
                                             Chief Executive Officer and President of Concurrent
                                             Computer Corporation, a computer hardware
                                             manufacturer, from October 1985 until September 1990.

---------------
* Mr. Middlemas also served on the Board of Directors of the Company from May 1986 to June 1991.

     For information relating to shares of Common Stock beneficially owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."

BOARD AND COMMITTEE MEETINGS

     The Board of Directors met 14 times (including by telephone conference) during 1998. All directors attended at least 75% of the meetings of the Board of Directors and of the committees on which they served.

     The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of, and consultants to, the Company and administers and grants awards pursuant to certain of the Company's stock-based compensation plans. The Compensation Committee held six meetings during 1998. The current members of the Compensation Committee are Messrs. Elgamal, Lassiter and Sims.

     The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee held five meetings during 1998. The current members of the Audit Committee are Messrs. Earnest and Middlemas.

     The Board of Directors has a Nominating Committee, which makes recommendations to the Board of Directors concerning all facets of the director selection process. Stockholders wishing to propose director candidates for consideration by the Nominating Committee may do so by writing to the Secretary of the Company and providing information specified in the Company's Bylaws, including the candidate's name, biographical data and qualifications. The Company's Bylaws set forth further requirements for stockholders wishing to nominate director candidates for consideration by stockholders including, among other things, that a stockholder must give written notice of an intent to make such a nomination complying with the Bylaws of the Company to the Secretary of the Company not less than 60 days nor more than 90 days prior to the stockholders' meeting. The Nominating Committee held four meetings during 1998. The current members of the Nominating Committee are Messrs. Lassiter, Sims and Stuckey.

DIRECTOR COMPENSATION

     All of the directors are reimbursed for expenses incurred in connection with their attendance at Board and committee meetings. Each non-employee director is paid $2,000 for attendance at each meeting of the Board or for each telephonic meeting of the Board in which he participates. Each non-employee director is further entitled to $1,000 for each meeting of a committee of the Board attended by the director which is held on a day other than the day of, or the day before or after, the date of any meeting of the full Board of Directors. Other directors are not entitled to compensation in their capacities as directors. For a description of the Company's 1994 Director Stock Option Plan, as amended, see "Proposal
4 -- Approval of Amendment to the 1994 Director Stock Option Plan."

     On [       ], 1999, Mr. Bidzos, the Vice Chairman of the Board of Directors
of the Company and a nominee for director, entered into a Consulting Agreement with the Company, pursuant to which Mr. Bidzos is paid $10,000 per month, plus expenses (including benefit coverage), for his services as a consultant to the Company. The Consulting Agreement has a two-year term which is renewable annually thereafter.

COMPENSATION OF EXECUTIVE OFFICERS

  Employment Agreements

     The Company is a party to an Amended and Restated Employment Agreement, dated as of November 1, 1997, as amended, with Charles R. Stuckey, Jr., providing for the employment of Mr. Stuckey as Chief Executive Officer of the Company. The agreement provides for a two-year term ending on November 1, 1999, after which time the agreement renews automatically for successive one-year terms until either party gives written notice of non-renewal at least 90 days prior to the expiration of the then-current term. The agreement provides for an annual base salary of $231,000, as well as annual bonuses upon the satisfaction of agreed-upon goals and objectives. The agreement also provides that Mr. Stuckey shall be entitled to receive the same standard employment benefits as other executives of the Company receive. If Mr. Stuckey is terminated other than for cause (as defined therein), he shall be entitled to receive severance payments equal to 24 months' base salary, acceleration of all stock options and full medical and insurance benefits until death, and the parties shall negotiate in good faith regarding the retention of Mr. Stuckey as a consultant to the Company for a two-year period. In the event of a change in control of the Company (as defined therein), Mr. Stuckey shall be entitled, at his election, to receive, subject to certain limitations, a lump sum payment equal to 24 months' base salary. In addition, he shall receive acceleration of all stock options if he is terminated other than for cause within one year after a change in control of the Company.

     The Company is also a party to a letter agreement, dated August 21, 1995, with Arthur W. Coviello, Jr., the Company's President and Chief Operating Officer. Mr. Coviello's annual base salary is $200,000, and he is eligible to receive annual bonuses upon the satisfaction of agreed-upon goals and objectives. Mr. Coviello is also entitled to severance of six months' salary and benefits in the event that his employment is terminated by the Company. In addition, for each full year of service with the Company (up to a maximum of six years), Mr. Coviello will receive an additional one month of severance (thus aggregating up to 12 months of severance).

     On September 4, 1998, the Company entered into a Management Employment Agreement with Gary A. Rogers providing for his employment as Senior Vice President, Worldwide Sales and Field Operations of the Company. The agreement provided for an annual base salary of $190,000 and entitled Mr. Rogers to participate in all bonus and benefit programs that the Company establishes and makes available to its employees to the extent he was otherwise eligible. On March 4, 1999, Mr. Rogers resigned from the Company, effective March 19, 1999.

     On September 4, 1998, the Company entered into a Management Employment Agreement with Albert E. Sisto providing for his employment as Chief Operating Officer of RSA Data Security, Inc. The agreement provided for an annual base salary of $195,000 and entitled Mr. Sisto to participate in all bonus and benefit programs that the Company establishes and makes available to its employees to the extent he was otherwise eligible. As of January 29, 1999, Mr. Sisto ceased to serve as Chief Operating Officer of RSA Data Security, Inc., and his employment agreement was terminated. See "-- Severance Agreements."

     On September 4, 1998, the Company entered into a Management Employment Agreement with John Adams providing for his employment as Senior Vice President, Engineering of the Company for a period ending on March 4, 2000, unless sooner terminated in accordance with the terms of the agreement. The agreement provides for an annual base salary of $190,000 and entitles Mr. Adams to participate in all bonus and benefit programs that the Company establishes and makes available to its employees to the extent he is otherwise eligible. The agreement also provides that Mr. Adams' employment with the Company shall not be terminated during the term of the agreement other than for cause (as defined therein), upon death or disability, or at the election of Mr. Adams.

  Severance Agreements

     On [       ], 1999 the Company entered into a Separation and Settlement
Agreement with Mr. Bidzos pursuant to which Mr. Bidzos resigned his positions as Executive Vice President of the Company and President of RSA Data Security, Inc. Pursuant to the terms of the agreement, the Company accelerated the vesting of Mr. Bidzos' outstanding unvested stock options (covering an aggregate of 200,001 shares of Common Stock) such that all such options become exercisable in full. In addition, the Company repriced all of Mr. Bidzos' outstanding stock options
such that the exercise price of such options is $[          ], the closing price
of the Common Stock on the Nasdaq National Market on the date of repricing and the fair market value of the Common Stock as determined by the Board of Directors. As a condition to the repricing, unless exercised prior thereto, 50% of Mr. Bidzos' options will expire on September 1, 1999 and the remaining 50% will expire on December 31, 1999.

     On January 22, 1999, the Company entered into a Transition Agreement and Release with Mr. Sisto pursuant to which Mr. Sisto became an inactive employee as of January 29, 1999. Pursuant to the terms of the agreement, Mr. Sisto's Management Employment Agreement was terminated as of January 29, 1999 and Mr. Sisto will continue to receive his base salary and benefits through March 31, 2000. In the event that Mr. Sisto accepts an offer of employment elsewhere prior to March 31, 2000 then the Company will have no further obligation to provide benefits to him.

  Noncompetition Agreements

     Messrs. Stuckey, Rogers, Coviello and Adams have each entered into noncompetition agreements with the Company. Pursuant to the terms of the noncompetition agreements, each of Messrs. Stuckey, Rogers, Coviello and Adams has agreed, through the first anniversary of the date of termination of his respective employment with the Company, not to engage in any business activity that is directly or indirectly in competition with the Company in the United States with any of the products or services being developed, provided or sold by the Company at such time. Furthermore, each executive officer has agreed that he will not, directly or indirectly, employ any person who is employed by the Company at any time during the term of the noncompetition agreement, or in any manner seek to induce any such person to leave his or her employment with the Company.

  1998 Deferred Compensation Plan

     On January 22, 1998, the Board of Directors adopted the Company's 1998 Deferred Compensation Plan (the "Deferred Compensation Plan"). Pursuant to the Deferred Compensation Plan, management and certain highly compensated employees may elect to defer up to 75% of base salary and up to 100% of annual bonus, which amounts shall be placed into a trust established thereunder. Upon the participant's retirement, termination, death or disability, benefits shall be paid to the participant or his or her beneficiaries, heirs or estate. The Company has yet to implement the Deferred Compensation Plan.

  Summary Compensation

     The following table sets forth certain information with respect to the annual and long-term compensation of each of the Named Executive Officers for the three years ended December 31, 1998.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                     COMPENSATION
                                                                        AWARDS
                                                    ANNUAL           ------------
                                                 COMPENSATION         NUMBER OF
                                             --------------------       SHARES        ALL OTHER
                                              SALARY      BONUS       UNDERLYING     COMPENSATION
NAME AND PRINCIPAL POSITION          YEAR      ($)        ($)(1)       OPTIONS          ($)(2)
---------------------------          ----    --------    --------    ------------    ------------
Charles R. Stuckey, Jr.............  1998    $231,000    $      0            0          $8,384
  Chairman of the Board and          1997     236,006     158,078            0           6,365
  Chief Executive Officer            1996     219,471     170,918      200,000           5,202
Arthur W. Coviello, Jr.............  1998     200,000           0            0           6,293
  President and                      1997     202,628      97,760            0           5,180
  Chief Operating Officer            1996     175,000      85,968            0           4,087
Gary A. Rogers(3)..................  1998     190,000      50,000      300,000(4)        5,279
  Former Senior Vice President,      1997     162,847     146,533      250,000           4,163
  World Wide Sales and Field
  Operations
Albert E. Sisto(5).................  1998     195,000      42,099      275,000(6)        5,346
  Former Chief Operating Officer of  1997      21,875      67,307      120,000              98
  RSA Data Security, Inc.
John Adams(7)......................  1998     190,000      10,000      253,100(8)        7,479
  Senior Vice President,
     Engineering                     1997     190,000      54,384            0           5,433
                                     1996     127,885      21,969      200,000             164

---------------
(1) Amounts in this column represent bonuses earned under the Company's executive compensation program for the respective fiscal years.

(2) Amounts shown in this column for fiscal 1998 represent the aggregate value of the Company's contributions on behalf of the executives to Group Term Life Insurance ($2,777 for Mr. Stuckey, $870 for Mr. Coviello, $531 for Mr. Rogers, $848 for Mr. Sisto and $2,112 for Mr. Adams), the Company's 401(k) savings plan ($3,607 for Mr. Stuckey, $3,424 for Mr. Coviello, $2,748 for Mr. Rogers, $2,498 for Mr. Sisto and $3,367 for Mr. Adams), and the Company's Profit Sharing Plan ($2,000 for each of Messrs. Stuckey, Coviello, Rogers, Sisto and Adams).

(3) Mr. Rogers joined the Company as Senior Vice President, World Wide Sales and Field Operations in February 1997. On March 4, 1999, Mr. Rogers resigned from the Company, effective March 19, 1999.

(4) On June 26, 1998, Mr. Rogers was granted an option to purchase 50,000 shares of Common Stock. On August 12, 1998, Mr. Rogers' 300,000 then-outstanding options were exchanged for new options pursuant to the Company's Option Repricing Program. See "Option Grants" and "Option Repricing."

(5) Mr. Sisto joined the Company as Chief Operating Officer of RSA Data Security, Inc. in October 1997. As of January 29, 1999, Mr. Sisto ceased to serve as Chief Operating Officer of RSA Data Security, Inc.

(6) On June 26, 1998, Mr. Sisto was granted an option to purchase 75,000 shares of Common Stock. On August 12, 1998, 195,000 of Mr. Sisto's then-outstanding options were exchanged for new options pursuant to the Company's Option Repricing Program. On July 16, 1998, Mr. Sisto was granted an option to purchase 80,000 shares of Common Stock which were not repriced pursuant to the Company's Option Repricing Program. See "Option Grants" and "Option Repricing."

(7) Mr. Adams joined the Company as Senior Vice President, Engineering in March 1996.

(8) On June 26, 1998, Mr. Adams was granted an option to purchase 75,000 shares of Common Stock. On August 12, 1998, Mr. Adams' 253,100 then-outstanding options were exchanged for new options pursuant to the Company's Option Repricing Program. See "Option Grants" and "Option Repricing."

  Option Grants

     The following table sets forth certain information concerning grants of stock options during the year ended December 31, 1998 to each of the Named Executive Officers. The Company granted no stock appreciation rights during fiscal 1998.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                 INDIVIDUAL GRANTS
                                 --------------------------------------------------
                                               PERCENT OF                              POTENTIAL REALIZABLE
                                                 TOTAL                                   VALUE AT ASSUMED
                                 NUMBER OF      OPTIONS                                ANNUAL RATES OF STOCK
                                   SHARES      GRANTED TO    EXERCISE                 PRICE APPRECIATION FOR
                                 UNDERLYING   EMPLOYEES IN   PRICE PER                  OPTION TERM ($)(2)
                                  OPTIONS     FISCAL YEAR      SHARE     EXPIRATION   -----------------------
                                  GRANTED         (%)         ($)(1)        DATE          5%          10%
                                 ----------   ------------   ---------   ----------   ----------   ----------

Charles R. Stuckey, Jr.........         0           0            N/A           N/A           N/A          N/A

Arthur W. Coviello, Jr.........         0           0            N/A           N/A           N/A          N/A

Gary A. Rogers.................    50,000(3)      1.0%        $19.00       6/25/08           N/A          N/A
                                   50,000(4)      1.0          12.06       6/25/08    $  370,000   $  931,000
                                  250,000(4)      4.0          12.06       1/26/07     1,550,000    3,763,000

Albert E. Sisto................    75,000(3)      1.2          19.00       6/25/08           N/A          N/A
                                   80,000         1.3          16.00       7/15/08       805,000    2,040,000
                                   75,000(4)      1.2          12.06       6/25/08       555,000    1,397,000
                                  120,000(4)      1.9          12.06      11/11/07       831,000    2,064,000

John Adams.....................    75,000(3)      1.2          19.00       6/25/08           N/A          N/A
                                   75,000(4)      1.2          12.06       6/25/08       555,000    1,397,000
                                  178,100(4)      2.8          12.06        4/1/06       964,000    2,284,000

---------------
(1) Options become exercisable over a four-year period and generally terminate three months following termination of the executive officer's employment with the Company or the expiration date, whichever occurs earlier. The exercise price of each option was determined to be equal to the fair market value per share of the Common Stock on the date of grant.

(2) Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock, the optionholder's continued employment through the option period, and the date on which the options are exercised.

(3) Option granted on June 26, 1998 and subsequently exchanged for a new option pursuant to the Company's Option Repricing Program. Accordingly, this option is no longer outstanding. See "Option Repricing."

(4) Option granted on August 12, 1998 pursuant to the Company's Option Repricing Program in exchange for the surrender of then-outstanding options. See "Option Repricing."

  Aggregated Option Exercises and Year-End Option Table

     The following table summarizes certain information regarding stock options exercised during the year ended December 31, 1998 and stock options held as of December 31, 1998 by each of the Named Executive Officers.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                            NUMBER OF SHARES
                                                               UNDERLYING        VALUE OF UNEXERCISED
                                                               UNEXERCISED       IN-THE-MONEY OPTIONS
                                 NUMBER                     OPTIONS AT FISCAL     AT FISCAL YEAR-END
                               OF SHARES        VALUE           YEAR-END            (EXERCISABLE/
                              ACQUIRED ON      REALIZED       (EXERCISABLE/         UNEXERCISABLE)
NAME                          EXERCISE (#)      ($)(1)      UNEXERCISABLE)(#)           ($)(2)
----                          ------------    ----------    -----------------    --------------------

Charles R. Stuckey, Jr......     250,000      $2,993,750      187,499/62,500     $       1,145,000/$0
Arthur W. Coviello, Jr......      25,000         631,405     298,218/102,982      3,970,027/1,370,948
Gary A. Rogers..............           0               0     109,374/190,625      1,196,278/2,084,961
Albert E. Sisto.............           0               0      30,000/245,000        328,125/2,364,688
John Adams..................           0               0     103,100/150,000      1,126,563/1,640,625

---------------
(1) Represents the difference between the exercise price and the fair market value of the Common Stock on the date of exercise.

(2) Value based on the last sales price per share ($23.00) of the Company's Common Stock on December 31, 1998, as reported on the Nasdaq National Market, less the exercise price.

  Option Repricing

     The following table sets forth information concerning all repricings of options since the Company became subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), held by executive officers of the Company. All such repricings were effected through the grant of replacement options in exchange for existing options. Messrs. Stuckey, Coviello and Bidzos did not participate in the Company's Option Repricing Program in August 1998.

                           TEN-YEAR OPTION REPRICINGS

                                          NUMBER OF       MARKET
                                          SECURITIES     PRICE OF       EXERCISE                 LENGTH OF ORIGINAL
                                          UNDERLYING     STOCK AT       PRICE AT        NEW         OPTION TERM
                                           OPTIONS       TIME OF        TIME OF      EXERCISE    REMAINING AT DATE
NAME                             DATE      REPRICED    REPRICING($)   REPRICING($)   PRICE($)       OF REPRICING
----                           --------   ----------   ------------   ------------   ---------   ------------------

John Adams...................  08/12/98    178,100        $12.06         $24.30       $12.06      7 years, 7 months
  Senior Vice President,       08/12/98     75,000         12.06          19.00        12.06     9 years, 10 months
  Engineering

Marian G. O'Leary............  08/12/98    150,000         12.06          38.08        12.06     8 years, 11 months
  Senior Vice President,
  Finance, Chief
  Financial Officer and
  Treasurer

Gary A. Rogers...............  08/12/98    250,000         12.06          30.50        12.06      8 years, 6 months
  Former Senior Vice           08/12/98     50,000         12.06          19.00        12.06     9 years, 10 months
  President, World Wide
  Sales and Field
  Operations

                                          NUMBER OF       MARKET
                                          SECURITIES     PRICE OF       EXERCISE                 LENGTH OF ORIGINAL
                                          UNDERLYING     STOCK AT       PRICE AT        NEW         OPTION TERM
                                           OPTIONS       TIME OF        TIME OF      EXERCISE    REMAINING AT DATE
NAME                             DATE      REPRICED    REPRICING($)   REPRICING($)   PRICE($)       OF REPRICING
----                           --------   ----------   ------------   ------------   ---------   ------------------

Linda E. Saris...............  08/12/98     30,000         12.06          24.76        12.06      7 years, 6 months
  Senior Vice President,       08/12/98     50,000         12.06          19.00        12.06     9 years, 10 months
  Customer Support
  and Operations

Scott T. Schnell.............  08/12/98     65,000         12.06          19.00        12.06     9 years, 10 months
  Senior Vice President,
  Marketing

Margaret K. Seif.............  08/12/98     50,000         12.06          24.13        12.06      4 years, 9 months
  Vice President,              08/12/98     50,000         12.06          19.00        12.06     9 years, 10 months
  General Counsel and
  Secretary

Albert E. Sisto..............  08/12/98    120,000         12.06          33.25        12.06      9 years, 4 months
  Former Chief Operating       08/12/98     75,000         12.06          19.00        12.06     9 years, 10 months
  Officer of RSA Data
  Security, Inc.

COMPENSATION COMMITTEE REPORT ON REPRICING OF OPTIONS

     In July 1998, the Board of Directors approved an Option Repricing Program pursuant to which each holder of an outstanding stock option (other than Messrs. Stuckey, Coviello and Bidzos) granted between January 1, 1996 and June 30, 1998 was entitled to exchange his or her outstanding options (the "Old Options") for new options exercisable at the fair market value of the Common Stock on August 12, 1998 (the "New Options"). Because of declines in the market value of the Company's Common Stock, certain then-outstanding options were exercisable at prices which substantially exceeded the market value of the Common Stock. In view of such declines in market value and in keeping with the Company's philosophy of utilizing equity incentives to motivate and retain qualified employees, the Board of Directors and the Compensation Committee determined that it was important to regain the incentive intended to be provided by options to purchase shares of the Company's Common Stock. The repricing was effected on August 12, 1998 by cancelling any Old Options surrendered for cancellation by persons participating in the Option Repricing Program and granting such persons New Options exercisable at $12.06 per share, the fair market value of the Common Stock at close of business on such date. Each New Option covers the same number of shares of Common Stock as the Old Option it replaced and has the identical vesting schedule as the Old Option, provided, however, that each New Option has certain restrictions on exercisability through November 12, 1999.

                                          Joseph B. Lassiter, III
                                          James K. Sims

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee is responsible for recommending compensation policies with respect to the Company's executive officers, and for making decisions about awards under certain of the Company's stock-based compensation plans. Each member of the Committee is a "non-employee director" within the meaning of Rule 16b-3 under the Exchange Act and an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). This report addresses the Company's compensation policies for 1998 as they affected the Chief Executive Officer and the Company's other executive officers, including the Named Executive Officers.

  Compensation Policies

     The Compensation Committee's executive compensation policies are designed to provide competitive compensation opportunities, reward executives consistent with the Company's performance, recognize individual performance and responsibility, underscore the importance of stockholder value creation and assist the Company in attracting and retaining qualified executives. The principal elements of compensation employed by the Compensation Committee to meet these objectives are base salaries, annual cash incentives and long-term stock-based incentives.

     All compensation decisions are determined following a detailed review of many factors that the Compensation Committee believes are relevant, including external competitive data, the Company's achievements over the past year, the individual's contributions to the Company's success, any significant changes in role or responsibility, and the internal equity of compensation relationships.

     In general, the Compensation Committee intends that the overall total compensation opportunities provided to the executive officers should reflect competitive compensation for executives with corresponding responsibilities in comparable firms providing similar products and services. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance, and the individual's performance in establishing the compensation opportunities of the executive officers. Total compensation opportunities for the executive officers are adjusted over time as necessary to meet this objective. Actual compensation earned by the executive officers reflects both their contributions to the Company's actual stockholder value creation and the Company's actual financial performance.

     The competitiveness of the Company's total compensation program -- including base salaries, annual cash incentives and long-term stock-based incentives -- is regularly assessed with the assistance of the Compensation Committee's outside compensation consultant. Data for external comparisons are drawn from a number of sources, including the publicly available disclosures of selected comparable firms with similar products and national compensation surveys of information technology firms of similar size.

     While the targeted total compensation levels for the executive officers are intended to be competitive, compensation paid in any particular year may be more or less than the average, depending upon the Company's actual performance.

  Base Salary

     Base salaries for all executive officers, including the Chief Executive Officer, are reviewed by the Compensation Committee on an annual basis. In determining appropriate base salaries, the Compensation Committee considers external competitiveness, the roles and responsibilities of the individual, the internal equity of compensation relationships and the contributions of the individual to the Company's success.

  Annual Cash Incentive Opportunities

     The Company believes that executives should be rewarded for their contributions to the success and profitability of the business and, as such, approves the annual cash incentive awards. Incentive awards are linked to the achievement of revenue and net income goals by the Company and/or specific business units, and the achievement by the executives of certain assigned objectives. The individual objectives set for executive officers of the Company are generally objective in nature and include such goals as revenue, profit and budget objectives, increased departmental productivity and improved quality control. The Compensation Committee believes that these arrangements tie the executive's performance closely to key measures of success of the Company or the executive's business unit. All executive officers, including the Chief Executive Officer, are eligible to participate in this program.

  Long-Term Stock-Based Incentives

     The Compensation Committee also believes that it is essential to link executive and stockholder interests. As such, from time to time the Compensation Committee grants stock options to executive officers and other employees under the Company's 1994 Stock Option Plan, as amended -- 1998 Restatement. In determining actual awards, the Compensation Committee considers the externally competitive market, the contributions of the individual to the success of the Company, and the need to retain the individual over time. All executive officers, including the Chief Executive Officer, are eligible to receive awards under the 1994 Stock Option Plan, as amended -- 1998 Restatement.

     Section 162(m) of the Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its Named Executive Officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. Although no Named Executive Officer received compensation exceeding this limit in 1998, the Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of
Section 162(m). While the Compensation Committee does not currently intend to qualify its annual cash incentive awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on the Company.

  1998 Compensation

     Base salaries paid in 1998, for all executive officers other than the Chief Executive Officer, reflect the Compensation Committee's review of external competitiveness, the roles and responsibilities of the individuals, the internal equity of compensation relationships and the contributions of the individual. The Company and Mr. Stuckey, the Chief Executive Officer of the Company, are parties to an Amended and Restated Employment Agreement, dated as of November 1, 1997, as amended, which provides for an annual base salary of $231,000, as well as annual bonuses. See "Compensation of Executive Officers -- Employment Agreements." The Compensation Committee believes that the base salary paid the Chief Executive Officer in 1998 was approximately competitive with base salaries paid to chief executive officers at comparable firms.

     Annual cash incentives paid to certain executive officers for 1998 were determined in conjunction with the Compensation Committee's assessment of the Company's and the individual's performance with respect to predetermined objectives as outlined above. No bonuses were awarded for fiscal 1998 for Messrs. Stuckey, Coviello and Bidzos.

     Stock options awarded in 1998 to certain executive officers were based on an assessment of individual contribution, Company success and competitive practice, and were intended to help retain the executives over time and to provide rewards consistent with stockholder returns. As such, all options granted in 1998 vest ratably over a predetermined period of time, with an exercise price equal to the fair market value on the date of the grant. With respect to these grants, no compensation will be earned unless the share price increases beyond the grant price, thereby creating stockholder returns.

                                          Joseph B. Lassiter, III
                                          James K. Sims

COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total stockholder return on the Common Stock of the Company for the period from December 31, 1994 through December 31, 1998 with the cumulative total return on (i) Standard and Poor's SmallCap 600 Index and (ii) Hambrecht & Quist's Growth Index. The comparison assumes the investment of $100 on December 31, 1994 in the Company's Common Stock and in each of the indices and, in each case, assumes reinvestment of all dividends. Prior to December 1994, the Company's Common Stock was not registered under the Exchange Act.

-------------------------------------------------------------------------------------------
                                              1994      1995      1996      1997      1998
-------------------------------------------------------------------------------------------
SECURITY DYNAMICS TECHNOLOGIES, INC.         100.00    585.24    676.51    767.79    493.96
-------------------------------------------------------------------------------------------
S&P SMALLCAP 600 INDEX                       100.00    129.96    157.67    198.02    195.43
-------------------------------------------------------------------------------------------
HAMBRECHT & QUIST GROWTH INDEX               100.00    166.83    174.57    178.74    259.25
-------------------------------------------------------------------------------------------

                   PROPOSAL 2 -- APPROVAL OF AMENDMENT TO THE
            THIRD RESTATED CERTIFICATE OF INCORPORATION, AS AMENDED

     The Company's Third Restated Certificate of Incorporation, as amended (the "Certificate of Incorporation"), currently authorizes the issuance of 80,000,000 shares of Common Stock. In January 1999, the Board of Directors adopted resolutions, subject to stockholder approval, proposing that the Certificate of Incorporation be amended to increase the authorized number of shares of Common Stock to 180,000,000 shares. As of March 4, 1999, the Company had
[               ] shares of Common Stock outstanding, and an aggregate of
[               ] shares of Common Stock reserved for future issuance in
connection with the Company's stock option, stock purchase and other stock-based benefit plans.

  Proposed Amendment to Certificate of Incorporation

     The Board of Directors has adopted resolutions setting forth the proposed amendment to the first paragraph of Article Fourth of the Certificate of Incorporation (the "Amendment"), the advisability of the Amendment, and a call for submission of the Amendment for approval by the Company's stockholders at the

Meeting. The following is the text of the first paragraph of Article Fourth of the Certificate of Incorporation, as proposed to be amended:

    FOURTH. The total number of shares of all classes of stock which the Corporation shall have authority to issue is One Hundred Eighty Million (180,000,000) shares of Common Stock, $.01 par value per share ("Common Stock").

  Purpose and Effect of the Proposed Amendment

     The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to give the Company additional flexibility to maintain a reasonable stock price with future stock splits and stock dividends. Since the Company's initial public offering in 1994, the Company has completed two separate 2-for-1 splits of the Common Stock. The current number of authorized shares of Common Stock that are not outstanding or reserved is not sufficient to enable the Company to complete another 2-for-1 stock split. Although there can be no guarantee that the Board will declare a stock split at any specific stock price or at all, the Board believes that the increase in the number of authorized shares will provide the Company with the flexibility necessary to maintain a reasonable stock price through future stock splits and stock dividends without the expense of a special stockholder meeting or having to wait until the next annual meeting.

     The Company has acquired a number of companies as part of implementing its strategy to broaden its portfolio of product offerings, to augment its technological capabilities and to expand its geographic markets and distribution channels. The Company has stated that, as part of its strategy, it may acquire additional companies for these and other business reasons. From time to time, the Company uses shares of Common Stock to pay for acquisitions. The Board believes that the proposed increase in the number of authorized shares of Common Stock is desirable to maintain the Company's flexibility in choosing how to pay for acquisitions. While the Company may consider issuing shares of Common Stock in the future for acquisitions, the Company does not presently have any plans, agreements, understandings or arrangements that will or could result in the issuance of any such shares.

     The Board also believes that the availability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's stockholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the purchase of property, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations, the issuance of additional shares of Common Stock could have a dilutive effect on earnings per share, and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a stockholder's percentage voting power in the Company. In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to stockholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company. Furthermore, many companies have issued warrants or other rights to acquire additional shares to the holders of Common Stock to discourage or defeat unsolicited stock accumulation programs and acquisition proposals. If this amendment is adopted, more Common Stock of the Company would be available for such purposes than is currently available.

     The Board of Directors is not proposing the Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the stockholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Certificate of Incorporation which could be construed to affect the ability of third parties to take over or change control of the Company.

     Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current stockholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

                   PROPOSAL 3 -- APPROVAL OF AMENDMENT TO THE
             1994 STOCK OPTION PLAN, AS AMENDED -- 1998 RESTATEMENT

     On July 24, 1998, the Board of Directors adopted resolutions authorizing an amendment (the "1998 Amendment") to the Company's 1994 Stock Option Plan, as amended -- 1998 Restatement (the "1998 Restatement"), to increase the maximum number of shares of Common Stock which may be granted to any individual under the 1998 Restatement in any calendar year from 300,000 to 400,000 shares. The Board has adopted the 1998 Amendment because it believes that it will provide increased flexibility in providing equity compensation to current and potential key officers of the Company while maintaining the availability of tax deductions that might otherwise be unavailable. Section 162(m) of the Code disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to certain of its executive officers. The 1998 Restatement, as originally adopted, limited to 300,000 the maximum number of shares of Common Stock which may be granted to any individual under the 1998 Restatement in any calendar year. Such a limitation is required under Section 162(m) in order to exclude the "performance-based compensation" under the 1998 Restatement from the $1 million limitation. If the 1998 Amendment is approved, the Company will have additional flexibility in encouraging stock ownership by current and potential key officers of the Company through the granting of stock options and other stock-based awards under the 1998 Restatement.

     On January 27, 1999, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "1999 Amendment") to the 1998 Restatement to increase the number of shares of Common Stock authorized for issuance under the 1998 Restatement from 9,570,000 to 11,570,000 shares. The Board has adopted the 1999 Amendment because it believes that the number of shares currently available under the 1998 Restatement will not be sufficient to satisfy the Company's incentive compensation needs through fiscal 1999. The Board of Directors believes that continued grants of stock options, as well as grants of restricted stock and other stock-based awards, will be an important element in attracting and retaining key employees who are expected to contribute to the Company's growth and success. If the 1999 Amendment is approved, the Company will have additional authorized shares of Common Stock available for future awards, including awards in connection with any merger, consolidation or acquisition by the Company.

     As of March 4, 1999, and subject to stockholder approval of the 1999
Amendment, [     ] shares of Common Stock were available for issuance under the
1998 Restatement.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENTS TO THE 1998 RESTATEMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

SUMMARY OF THE 1998 RESTATEMENT

     The following is a summary of the material provisions of the 1998 Restatement.

  Description of Awards

     The 1998 Restatement provides for the grant of incentive stock options within the meaning of Section 422 of the Code ("incentive stock options"), or options not intended to qualify as incentive stock options ("nonstatutory options"), restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights. Generally, awards under the 1998 Restatement are not assignable or transferable except by will or the laws of descent and distribution and, in the case of nonstatutory options, pursuant to a qualified domestic relations order (as defined in the Code).

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Subject to the limitations described below, options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 1998 Restatement permits the administrator to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note, or by any other lawful means. Any optionee who is a participant in a deferred compensation plan of the Company may elect to defer, subject to certain limitations, the receipt of shares issuable upon the exercise of an option.

     Restricted Stock Awards. Restricted stock awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable award are not satisfied prior to the end of the applicable restriction period established for such award.

     Other Stock-Based Awards. Under the 1998 Restatement, the Board of Directors has the right to grant other awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

  Eligibility to Receive Awards

     Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted awards under the 1998 Restatement. Under present law, however, incentive stock options may only be granted to employees. The maximum number of shares with respect to which an award may be granted to any participant under the 1998 Restatement may not exceed 300,000 shares per calendar year.

     As of January 31, 1999, the Company had approximately 758 employees and five non-employee directors, all of whom were eligible to participate in the 1998 Restatement. The number of individuals receiving awards varies from year to year depending on various factors, such as the number of promotions and the Company's hiring needs during the year, and thus the Company cannot now determine award recipients. From the initial adoption of the Company's 1994 Stock Option Plan through January 31, 1999: options to purchase an aggregate of 337,500 shares thereunder had been granted to Charles R. Stuckey, Jr., the Chairman of the Board of Directors and Chief Executive Officer of the Company; options to purchase an aggregate of 737,500 shares thereunder had been granted to Arthur W. Coviello, Jr., the President and Chief Operating Officer, and a member of the Board of Directors, of the Company; options to purchase an aggregate of 300,000 shares thereunder had been granted to Gary A. Rogers, the former Senior Vice President, World Wide Sales and Field Operations of the Company; options to purchase an aggregate of 270,000 shares thereunder had been granted to Albert E. Sisto, the former Chief Operating Officer of RSA Data Security, Inc.; options to purchase an aggregate of 275,000 shares thereunder had been granted to John Adams, the Senior Vice President, Engineering of the Company; options to purchase an aggregate of 380,000 shares thereunder had been granted to all current directors who are not executive officers of the Company as a group; options to purchase an aggregate of 1,995,000 shares thereunder had been granted to all current executive officers of the Company as a group; options to purchase an aggregate of 350,000 shares thereunder had been granted to D. James Bidzos, the Vice Chairman of the Board of Directors of the Company and a nominee for director; no options to purchase shares thereunder had been granted to any associate of any director, executive officer or nominee for director of the Company; and options to purchase an aggregate of 9,086,250 shares thereunder had been granted to all employees of the Company who are not executive officers.

     On March 4, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $16.50.

  Administration

     The 1998 Restatement is administered by the Compensation Committee of the Board of Directors. Subject to the provisions of the 1998 Restatement, the Compensation Committee has the authority to select the persons to whom awards are granted and determine the terms of each award, including (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options, and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based awards and the terms and conditions of such awards, including conditions for repurchase, issue price and repurchase price.

     The Compensation Committee may, in its sole discretion, include additional provisions in any award granted or made under the 1998 Restatement, including without limitation restrictions on transfer, repurchase rights, commitments to pay cash bonuses, to make, arrange for or guarantee loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Compensation Committee, so long as not inconsistent with the 1998 Restatement or applicable law. The Compensation Committee may also, in its sole discretion, accelerate or extend the date or dates on which all or any particular option or options granted under the 1998 Restatement may be exercised.

     The Board of Directors is required to make appropriate adjustments in connection with the 1998 Restatement and any outstanding awards to reflect stock dividends, stock splits and certain other events. In the event of a merger, liquidation or other Acquisition Event (as defined in the 1998 Restatement), the Board of Directors is authorized to provide for outstanding options or other stock-based awards to be assumed or substituted for, to accelerate the awards to make them fully exercisable prior to consummation of the Acquisition Event or to provide for a cash out of the value of any outstanding options. If any award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such award will again be available for grant under the 1998 Restatement.

     The 1998 Restatement will remain in effect until October 3, 2004 (except that it will continue in effect as to equity-related securities outstanding on that date), unless earlier terminated by the Board of Directors. The Board of Directors may amend, suspend or terminate the 1998 Restatement or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any applicable tax or regulatory requirement.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to awards granted under the 1998 Restatement and with respect to the sale of Common Stock acquired under the 1998 Restatement.

  Incentive Stock Options

     In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

  Nonstatutory Stock Options

     As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the excess of the sale price of the NSO Stock over the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

  Restricted Stock Awards

     A participant will not recognize taxable income upon the grant of a restricted stock award, unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a
Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary income, for the year in which the award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made, the participant will recognize ordinary income, at the time that the forfeiture provisions or restrictions on transfer lapse, in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock award, the participant will recognize a capital gain or loss equal to the difference between the sale price of the Common Stock and the participant's basis in the Common Stock. The gain or loss will be a long-term gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the award is granted if a Section 83(b) Election is made.

  Other Stock-Based Awards

     The tax consequences associated with any other stock-based award granted under the 1998 Restatement will vary depending on the specific terms of such award. Among the relevant factors are whether or not the award has a readily ascertainable fair market value, whether or not the award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the award and the participant's holding period and tax basis for the award or underlying Common Stock.

  Maximum Income Tax Rates on Capital Gain and Ordinary Income

     Long-term capital gain will be taxable at a maximum rate of 20% if attributable to Common Stock held for more than eighteen months and at a maximum rate of 28% if attributable to Common Stock held for more than one year but not more than eighteen months. Short-term capital gain and ordinary income will be taxable at a maximum rate of 39.6%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income will also be subject to a medicare tax and, under certain circumstances, a social security tax.

  Tax Consequences to the Company

     The grant of an award under the 1998 Restatement will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1998 Restatement will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1998 Restatement, including in connection with a restricted stock award or as a result of the exercise of a nonstatutory stock option or a Disqualifying Disposition. Any such deduction will be subject to the limitations of Section 162(m) of the Code. The Company will have a withholding obligation with respect to any ordinary compensation income recognized by participants under the 1998 Restatement who are employees or otherwise subject to withholding in connection with a restricted stock award or the exercise of a nonstatutory stock option.

                   PROPOSAL 4 -- APPROVAL OF AMENDMENT TO THE
                        1994 DIRECTOR STOCK OPTION PLAN

     On January 27, 1999, the Board of Directors adopted resolutions, subject to stockholder approval, to approve an amendment (the "Director Plan Amendment") to the Company's 1994 Director Stock Option Plan, as amended (the "Director Plan"), to increase the number of shares of Common Stock authorized for issuance under the Director Plan from 300,000 shares to 500,000 shares. The Board has adopted the Director Plan Amendment because the number of shares currently available under the Director Plan is insufficient to satisfy further option grant requirements thereunder.

     As of March 4, 1999, and subject to stockholder approval of the Director
Plan Amendment, [       ] shares of Common Stock were available for issuance
under the Director Plan.

     THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE DIRECTOR PLAN AMENDMENT IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND RECOMMENDS A VOTE IN FAVOR OF THIS PROPOSAL.

SUMMARY OF THE DIRECTOR PLAN

     The Director Plan was adopted by the Board of Directors and approved by the stockholders of the Company in October 1994. Under the terms of the Director Plan, directors of the Company who are not employees of the Company or any subsidiary of the Company are eligible to receive nonstatutory options to purchase shares of Common Stock.

     Each eligible director is entitled to receive options under the Director Plan to purchase shares of Common Stock upon his or her initial election to the Board of Directors. Such options cover the number of shares of Common Stock determined by multiplying (i) 12,000 by (ii) the quotient of (x) the number of whole calendar months between the option grant date and the date of the next annual meeting of stockholders and (y) 12.

     In addition, annual options to purchase 12,000 shares of Common Stock will also be granted under the Director Plan to each eligible director on the date of each annual meeting of stockholders, provided that such director continues to serve as director immediately after such annual meeting. Options to purchase 12,000 shares of Common Stock at an exercise price of $24.125 per share were granted under the Director Plan to each of Messrs. Earnest, Lassiter, Middlemas and Sims on April 30, 1998, the date of the Company's 1998 Annual Meeting of Stockholders. An option to purchase 1,000 shares of Common Stock at an exercise price of $22.00 per share was granted to Mr. Elgamal on February 3, 1999, the date of his election to the Board of Directors of the Company.

     All options granted under the Director Plan vest on the first anniversary of the date of grant (or, in the case of annual options, the day prior to the first annual meeting of stockholders of the Company following the date of grant, if earlier). On February 3, 1999, in connection with his resignation from the Board of Directors of the Company, the Company accelerated the vesting of the option granted to Sanford M. Sherizen on April 30, 1998 such that the option became fully exercisable as of such date. The exercise price of options granted under the Director Plan will equal the lesser of (i) the closing price of the Common Stock on the date of grant or (ii) the average of the closing prices of the Common Stock on the Nasdaq National Market (or such other nationally recognized exchange or trading system if the Common Stock is no longer traded on the Nasdaq National Market) for a period of ten consecutive trading days prior to such date.

     Except as otherwise provided by the Board of Directors, options granted under the Director Plan generally are not transferrable by the optionee except by will or by the laws of descent and distribution. In the event an optionee ceases to serve as a director, each option may be exercised by the optionee for the portion then exercisable at any time within 60 days after the optionee ceases to serve as a director; provided, however, that in the event that the optionee ceases to serve as a director due to his death or disability, then the optionee, or his or her administrator, executor or heirs may exercise the exercisable portion of the option for up to 180 days following the date the optionee ceased to serve as a director. No option is exercisable after the expiration of ten years from the date of grant.

     As of February 3, 1999, the Company had five non-employee directors who were eligible to participate in the Director Plan. From the initial adoption of the Director Plan through February 3, 1999: options to purchase an aggregate of 52,000 shares thereunder had been granted to Richard L. Earnest; options to purchase an aggregate of 1,000 shares thereunder had been granted to Taher Elgamal; options to purchase an aggregate of 33,000 shares thereunder had been granted to Joseph B. Lassiter, III; options to purchase an aggregate of 52,000 shares thereunder had been granted to George M. Middlemas; and options to purchase an aggregate of 18,000 shares thereunder had been granted to James K. Sims.

     On March 4, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $16.50.

     The Director Plan is administered by the Board of Directors. Grants of stock options under the Director Plan and the amount and nature of the awards to be granted shall be automatic in accordance with the provisions of the Director Plan. However, all questions concerning interpretation of the Director Plan or any options granted thereunder shall be resolved by the Board of Directors. The Board of Directors is required to make appropriate adjustments in connection with the Director Plan and any outstanding grants to reflect stock dividends, stock splits and certain other events, including mergers. Subject to the provisions of the Director Plan, the Board of Directors may modify or amend outstanding options, and may amend, suspend, terminate or discontinue the Director Plan.

FEDERAL INCOME TAX CONSEQUENCES

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to the grant and exercise of stock options under the Director Plan and with respect to the sale of Common Stock acquired under the Director Plan. It does not address the tax consequences that may arise with respect to any gift or disposition other than by sale of Common Stock acquired under the Director Plan.

  Tax Consequences to Directors

     A director will not recognize taxable income upon the grant of an option under the Director Plan. However, a director will recognize ordinary compensation income upon the exercise of the option in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option (the "Option Stock") on the exercise date over the exercise price.

     A director will have a tax basis for any Option Stock equal to the exercise price plus any income recognized with respect to the option. Upon selling Option Stock, a director generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the Option Stock and the director's tax basis in the Option Stock. This capital gain or loss will be a long-term capital gain or loss if the director has held the Option Stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the director has held the Option Stock for a shorter period.

  Maximum Income Tax Rates on Capital Gain and Ordinary Income

     Long-term capital gain will be taxable at a maximum rate of 20%. Short-term capital gain and ordinary income will be taxable at a maximum rate of 39.6%. Phaseouts of personal exemptions and reductions of allowable itemized deductions at higher levels of income may result in slightly higher marginal tax rates. Ordinary compensation income will also be subject to a medicare tax and, under certain circumstances, a social security tax.

  Tax Consequences to the Company

     The grant of a stock option under the Director Plan will have no tax consequences to the Company except that the Company generally will be entitled to a business-expense deduction with respect to any ordinary compensation income recognized by a director under the Director Plan.

           PROPOSAL 5 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

     The Board of Directors has selected Deloitte & Touche LLP as auditors of the Company for the year ending December 31, 1999, subject to ratification by stockholders at the Meeting. If the stockholders do not ratify the selection of Deloitte & Touche LLP, the Board of Directors will reconsider the matter. A representative of Deloitte & Touche LLP, which served as the Company's auditors for the year ended December 31, 1998, is expected to be present at the Meeting to respond to appropriate questions, and to make a statement if he or she so desires.

                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any proposal that a stockholder of the Company wishes to be considered for inclusion in the Company's proxy statement and proxy card for the Company's 2000 Annual Meeting of Stockholders (the "2000 Annual Meeting") must be submitted to the Secretary of the Company at its offices, 36 Crosby Drive, Bedford, Massachusetts 01730, no later than December [ ], 1999.

     If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting, but does not wish to have the proposal considered for inclusion in the Company's proxy statement and proxy card, such stockholder must also give written notice to the Secretary of the Company at the address noted above. The Secretary must receive such notice not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting; provided that, in the event that less than 70 days' notice or prior public disclosure of the date of the 2000 Annual Meeting is given or made, notice by the stockholder must be received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made, whichever occurs first. If a stockholder fails to provide timely notice of a proposal to be presented at the 2000 Annual Meeting, the proxies designated by the Board of Directors of the Company will have discretionary authority to vote on any such proposal.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock ("Reporting Persons") to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Except as described below, and based solely on its review of copies of Section 16(a) reports filed by the Reporting Persons furnished to the Company, the Company believes that during 1998 the Reporting Persons complied with all Section 16(a) filing requirements.

     D. James Bidzos, a member of the Board of Directors of the Company, reported the exercise of options for 307,271 shares of Common Stock which occurred on August 14, 1998 on a Form 4 filed on September 24, 1998.

     Richard L. Earnest, a member of the Board of Directors of the Company, reported the exercise of options for 4,000 shares of Common Stock which occurred on September 8, 1998, and sales of an aggregate 4,516 shares of Common Stock which occurred on September 8, 1998 in two separate transactions, on a Form 4 filed on October 28, 1998.

                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy materials to those persons for whom they hold shares and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution. The Company has also retained MacKenzie Partners, Inc. at an estimated expense of $4,000 plus reimbursement of expenses, to assist in the solicitation of proxies by telephone and mail.

     THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR SHARES PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXY CARDS.

                                          By Order of the Board of Directors,


                                          Margaret K. Seif, Secretary

March [  ], 1999

                                                                      APPENDIX A

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                       1994 STOCK OPTION PLAN, AS AMENDED

                                1998 Restatement


1.    Restatement; Purpose

      (a) This is a restatement (the "1998 Restatement") of the 1994 Stock Option Plan (the "Plan") of Security Dynamics Technologies, Inc., a Delaware corporation (the "Company"). The 1998 Restatement shall govern all awards made under the Plan on or after the date the 1998 Restatement is adopted by the Board of Directors of the Company (the "Board") and approved by the Company's stockholders. Options granted under the Plan prior to the approval of the 1998 Restatement shall be governed by the terms of the Plan as in effect immediately prior to the date of such adoption.

      (b) The purpose of the Plan is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any present or future subsidiary corporations of Security Dynamics Technologies, Inc. as defined in
Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.    Eligibility

      All of the Company's employees, officers, directors, consultants and advisors are eligible to be granted options, restricted stock, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant."

3.    Administration, Delegation

      (a) Administration by Board of Directors. The Plan will be administered by the Board. The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

      (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

      (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). The Board shall appoint one such Committee of not less than two members, each member of which shall be an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.    Stock Available for Awards

      (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 9,570,000 shares of the common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

      (b) Per-Participant Limit. Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 300,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with Section 162(m) of the Code.

5.    Stock Options

      (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option."

      (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

      (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

      (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement; provided that Options may not be granted for a term in excess of ten years.

      (e) Exercise of Option. Options may be exercised only by delivery to the Company of a written notice of exercise signed by the proper person together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

      (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

            (i)   in cash or by check, payable to the order of the Company;

            (ii) except as the Board may, in its sole discretion, otherwise provide in an option agreement, (A) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (B) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

            (iii) at such time as the Common Stock is registered under the
                  Exchange Act, delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by ) the Board in good faith ("Fair Market Value"), which Common Stock was owned by the Participant at least six months prior to such delivery;

            (iv)  to the extent permitted by the Board, in its sole discretion
                  (A) by delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (B) by payment of such other lawful consideration as the Board may determine; or

            (v)   any combination of the above permitted forms of payment.

      (g) Deferral. Any Participant who is a participant in a deferred compensation plan established by the Company may elect with the permission of the Board and in accordance with rules established by the Board to defer the receipt of any shares of Common Stock issuable upon the exercise of an option provided that such election is irrevocable and made at least that number of days prior to the exercise of the option which shall be determined by the Board. The Participant's account under such deferred compensation plan shall be credited with a number of stock units equal to the number of shares so deferred.

6.    Restricted Stock

      (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

      (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.    Other Stock-Based Awards

      The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.    Adjustments for Changes in Common Stock and Certain Other Events

      (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

      (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

      (c)   Acquisition Events

            (1) Definition. An "Acquisition Event" shall mean: (a) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property or (b) any exchange of shares of the Company for cash, securities or other property pursuant to a statutory share exchange transaction.

            (2) Consequences of an Acquisition Event on Options. Upon the occurrence of an Acquisition Event, or the execution by the Company of any agreement with respect to an Acquisition Event, the Board may take any one or more of the following actions:

            (i) provide that outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any options substituted for Incentive Stock Options shall satisfy, in the determination of the Board, the requirements of Section 424(a) of the Code;

            (ii) upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time (the "Acceleration Time") prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event;

            (iii) in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (to the extent then exercisable), exceeds (B) the aggregate exercise price of such Options; and

            (iv) provide that all or any outstanding options shall become exercisable in full immediately prior to such event.

            (3) Consequences of an Acquisition Event on Restricted Stock Awards. Upon the occurrence of an Acquisition Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

            (4) Consequences of an Acquisition Event on Other Awards. The Board shall specify the effect of an Acquisition Event on any other Award granted under the Plan at the time of the grant of such Award.

9.    General Provisions Applicable to Awards

      (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

      (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Such written instrument may be in the form of an agreement signed by the Company and the Participant or a written confirming memorandum to the Participant from the Company. Each Award may contain terms and conditions in addition to those set forth in the Plan.

      (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

      (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

      (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, Participants may satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

      (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the

Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant. Without intending to limit the generality of the preceding sentence, the Board may, without amending the Plan, modify Awards granted to Participants who are foreign nationals or employed outside the United States to reorganize differences in laws, rules, regulations or customers of such foreign jurisdiction with respect to tax, securities, currency, employee benefits or other matters.

      (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

      (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of all restrictions or that any other stock-based Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.   Miscellaneous

      (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

      (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the close of business on the record date for such stock dividend and the close of business on the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

      (c) Effective Date and Term of Plan. The 1998 Restatement of Plan shall become effective on the date on which it is adopted by the Board and approved by the Company's stockholders. No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

      (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that, to the extent required by
Section 162(m), no Award granted to a Participant designated as subject to
Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders.

      (e) Stockholder Approval. For purposes of this Plan, stockholder approval shall mean approval by a vote of the stockholders in accordance with the requirements of Section 162(m) of the Code.

      (f) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware without regard to any applicable conflicts of law.


                       Adopted by the Board of Directors on March 8, 1998.

                       Approved by the Company's stockholders on April 30,1998.

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                                 AMENDMENT NO. 1

                                       TO

              1994 STOCK OPTION PLAN, AS AMENDED - 1998 RESTATEMENT

      The 1994 Stock Option Plan, as amended - 1998 Restatement (the "Plan") is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the Plan):

      The first sentence of Subsection 4(b) of the Plan shall be deleted in its entirety and replaced with the following:

      "Subject to adjustment under Section 8, the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 400,000 per calendar year."

      Except as aforesaid, the Plan shall remain in full force and effect.

                        Adopted by the Board of Directors on July 24, 1998

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                                 AMENDMENT NO. 2

                                       TO

        1994 STOCK OPTION PLAN, AS AMENDED - 1998 RESTATEMENT, AS AMENDED

      The 1994 Stock Option Plan, as amended - 1998 Restatement, as amended (the "Plan"), is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meaning ascribed to such terms in the
Plan):

      The first sentence of Subsection 4(a) of the Plan shall be deleted in its entirety and replaced with the following:

      "Subject to adjustment under Section 8, Awards may be made under the Plan for up to 11,570,000 shares of the common stock, $.01 par value per share, of the Company (the "Common Stock")."

      Except as aforesaid, the Plan shall remain in full force and effect.

                        Adopted by the Board of Directors on January 27, 1999

                                                                      APPENDIX B

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                         1994 DIRECTOR STOCK OPTION PLAN


1.    Purpose.

      The purpose of this 1994 Director Stock Option Plan (the "Plan") of Security Dynamics Technologies, Inc. (the "Company") is to encourage ownership in the Company by outside directors of the Company whose continued services are considered essential to the Company's future progress and to provide them with a further incentive to remain as directors of the Company.

2.    Administration.

      The Board of Directors shall supervise and administer the Plan. Grants of stock options under the Plan and the amount and nature of the awards to be granted shall be automatic in accordance with Section 5. However, all questions concerning interpretation of the Plan or any options granted under it shall be resolved by the Board of Directors and such resolution shall be final and binding upon all persons having an interest in the Plan.

3.    Participation in the Plan.

      Directors of the Company who are not full-time employees of the Company or any subsidiary of the Company ("outside directors") shall be eligible to receive options under the Plan.

4.    Stock Subject to the Plan.

      (a) The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 75,000 shares (after giving effect to the Company's one-for-two reverse stock split effective as of October 24, 1994), subject to adjustment as provided in
Section 7.

      (b) If any outstanding option under the Plan for any reason expires or is terminated without having been exercised in full, the shares covered by the unexercised portion of such option shall again become available for issuance pursuant to the Plan.

      (c) All options granted under the Plan shall be non-statutory options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").

5.    Terms, Conditions and Form of Options.

      Each option granted under the Plan shall be evidenced by a written agreement in such form as the Board of Directors shall from time to time approve, which agreements shall comply with and be subject to the following terms and conditions:

      (a)   Option Grant Dates.   Options shall automatically be granted to all
eligible outside directors as follows:

            (i) each person who is an eligible outside director on the closing date (the "Closing Date") of the Company's initial public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the Closing Date;

            (ii) each person who first becomes an eligible outside director after the Closing Date shall be granted an option to purchase the Pro Rata Number of shares of Common Stock calculated pursuant to Section 5(b) on the date of his or her initial election to the Board of Directors, provided that such eligible director is elected on a date other than the date of an Annual Meeting of Stockholders; and

            (iii) each eligible outside director shall be granted an additional option to purchase 3,000 shares of Common Stock on the date of each Annual Meeting of Stockholders of the Company commencing with the 1995 Annual Meeting of Stockholders, provided that he or she continues to serve as a director immediately following such Annual Meeting.

      (b) Shares Subject to Option. Each option described in clauses (i) and
(ii) of Section 5(a) shall be for such number (and if such number is not a whole number, rounded up to the nearest whole number) of shares of Common Stock (the "Pro Rata Number"), if any, as is determined by multiplying (x) 3,000 by (y) the quotient of (A) the number of whole calendar months between the applicable Option Grant Date and the date of the next Annual Meeting of Stockholders (which, for purposes of the Plan, shall be assumed to occur in the month of May) and (B) 12. For example, if an eligible outside director were first elected on October 15th, he or she would receive an option to purchase 1,500 shares of Common Stock (3,000 x (6 (the number of whole calendar months between the Option Grant Date and May (i.e., November through April)) / 12)).

      (c) Option Exercise Price. The option exercise price per share for each option described in clause (i) of Section 5(a) shall be equal to the reported last sale price of the Common Stock on the Nasdaq National Market on the Closing Date. The option exercise price per share for each option described in clauses
(ii) and (iii) of Section 5(a) shall be determined as follows: (i) if the Common Stock is listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the option exercise price shall be deemed to be the lesser of (x) the reported last sale price per share of Common Stock thereon on such date (or if no such price is reported on such date, such price on the nearest preceding date on which such a price is reported) or (y) the average of the reported last sales prices per share of Common Stock, as published in The Wall Street Journal, for a period of ten consecutive trading days prior to such date; and (ii) if the Common Stock is not listed on the Nasdaq National Market or another nationally recognized exchange or trading system as of the Option Grant Date, the exercise price per share shall be deemed to be the fair market value of the Common Stock as of the Option Grant Date as determined in good faith by the Board of Directors.

      (d) Options Non-Transferable. To the extent required to qualify for the exemption provided by Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), any option granted under the Plan to an optionee shall not be transferable by the optionee other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder, and shall be exercisable during the optionee's lifetime only by the optionee or the optionee's guardian or legal representative.

      (e) Vesting Period.

            (i) General. Each option described in clauses (i) and (ii) of
Section 5(a) shall become exercisable on the first anniversary of the Option Grant Date, and each option described in clause (iii) of Section 5(a) shall become exercisable on the earlier of (x) the first anniversary of the Option Grant Date or (y) the day prior to the fist Annual Meeting of Stockholders following the Option Grant Date; provided, however, that in each instance described herein the optionee continue to serve as a director on such dates.

            (ii) Acceleration Upon Change in Control. Notwithstanding the foregoing, each outstanding option granted under the Plan shall immediately become exercisable in full in the event a Change in Control (as defined in Section 8) of the Company occurs.

      (f) Termination. Each option shall terminate, and may no longer be exercised, on the earlier of the (i) the date 10 years after the Option Grant Date or (ii) the date 60 days after the optionee ceases to serve as a director of the Company;

provided that, in the event an optionee ceases to serve as a director due to his or her death or disability (within the meaning of Section 22(e)(3) of the Code or any successor provision), then the exercisable portion of the option may be exercised, within the period of 180 days following the date the optionee ceases to serve as a director (but in no event later than 10 years after the Option Grant Date), by the optionee or by the person to whom the option is transferred by will, by the laws of descent and distribution, or by written notice pursuant to Section 5(h).

      (g) Exercise Procedure. An option may be exercised only by written notice to the Company at its principal office accompanied by payment in cash of the full consideration for the shares as to which the option is exercised.

      (h) Exercise by Representative Following Death of Director. An optionee, by written notice to the Company, may designate one or more persons (and from time to time change such designation), including his or her legal representative, who, by reason of the optionee's death, shall acquire the right to exercise all or a portion of the option. If the person or persons so designated wish to exercise any portion of the option, they must do so within the term of the option as provided herein. Any exercise by a representative shall be subject to the provisions of the Plan.

6.    Limitation of Rights.

      (a) No Right to Continue as a Director. Neither the Plan, nor the granting of an option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain the optionee as a director for any period of time.

      (b) No Stockholders' Rights for Options. An optionee shall have no rights as a stockholder with respect to the shares covered by his or her option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights (except as provided in Section 7) for which the record date is prior to the date such certificate is issued.

7.    Adjustment Provisions for Mergers, Recapitalizations and Related
      Transactions.

      If, through or as a result of any merger, consolidation, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split (other than the Company's one-for-two reverse stock split effective as of October 24, 1994), or other similar transaction, (i) the outstanding shares of Common Stock are exchanged for a different number or kind of securities of the Company or of another entity, or (ii) additional shares or new or different shares or other securities of the Company or of another entity are distributed with respect to such shares of Common Stock, the Board of Directors shall make an appropriate and proportionate adjustment in (x) the maximum number and kind of shares reserved for issuance under the Plan,

(y) the number and kind of shares or other securities subject to then outstanding options under the Plan, and/or (z) the price for each share subject to any then outstanding options under the Plan (without changing the aggregate purchase price for such options), to the end that each option shall be exercisable, for the same aggregate exercise price, for such securities as such optionholder would have held immediately following such event if he had exercised such option immediately prior to such event. No fractional shares will be issued under the Plan on account of any such adjustments.

8.    Change in Control.

      For purposes of the Plan, a "Change in Control" shall be deemed to have occurred only if any of the following events occurs: (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned directly or indirectly by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the combined voting power of the Company's then outstanding securities; (ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; (iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or (iv) individuals who, on the date on which the Plan was adopted by the Board of Directors, constituted the Board of Directors of the Company, together with any new director whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who were directors on the date on which the Plan was adopted by the Board of Directors or whose election or nomination was previously so approved, cease for any reason to constitute at least a majority of the Board of Directors.

9.    Modification, Extension and Renewal of Options.

      The Board of Directors shall have the power to modify or amend outstanding options; provided, however, that no modification or amendment may (i) have the effect of altering or impairing any rights or obligations of any option previously granted without the consent of the optionee, or (ii) modify the number of shares of Common Stock subject to the option (except as provided in Section 7).

10.   Termination and Amendment of the Plan.

      The Board of Directors may suspend, terminate or discontinue the Plan or amend it in any respect whatsoever; provided, however, that without approval of the stockholders of the Company, no amendment may (i) increase the number of shares subject to the Plan (except as provided in Section 7), (ii) materially modify the requirements as to eligibility to receive options under the Plan, or
(iii) materially increase the benefits accruing to participants in the Plan; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder.

11.   Notice.

      Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Controller of the Company and shall become effective when it is received.

12.   Governing Law.

      The Plan and all determinations made and actions taken pursuant hereto shall be governed by the laws of the State of Delaware.

13.   Stockholder Approval.

      The Plan is conditional upon stockholder approval of the Plan within one year from its date of adoption by the Board of Directors. No option under the Plan may be exercised until such stockholder approval is obtained, and the Plan and all options granted under the Plan shall be null and void if the Plan is not so approved by the Company's stockholders.

                        Adopted by the Board of Directors on October 4, 1994 Approved by the stockholders on October 24, 1994

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                                 AMENDMENT NO. 1

                                       TO

                         1994 DIRECTOR STOCK OPTION PLAN

1. That the 1994 Director Stock Option Plan be amended to delete subsection 5(d) thereof and replace such subsection in its entirety with the following:

      "(d) Transferability of Options. Except as the Board of Directors may otherwise determine or provide in the applicable option agreement, options shall not be sold, assigned, transferred, pledged or otherwise encumbered by the optionee to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the optionee, shall be exercisable only by the optionee. References to an optionee, to the extent relevant in the context, shall include references to authorized transferees."

2.    That the Director Plan be further amended to delete the phrase

      "; and provided further that the Board of Directors may not amend the provisions of Sections 3, 5(a), 5(b) or 5(c) more frequently than once every six months, other than to comply with changes in the Code or the rules thereunder"

      appearing at the end of Section 10 of the Director Plan.

                        Adopted by the Board of Directors on February 12, 1997

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                                 AMENDMENT NO. 2

                                       TO

                   1994 DIRECTOR STOCK OPTION PLAN, AS AMENDED

      The 1994 Director Stock Option Plan, as amended (the "Plan"), is hereby amended to delete subsection 4(a) thereof and replace such subsection in its entirety with the following:

      "The maximum number of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), which may be issued under the Plan shall be 500,000 shares, subject to adjustment as provided in Section 7."

      Except as aforesaid, the Plan shall remain in full force and effect.

                        Adopted by the Board of Directors on January 27, 1999

                                                                      APPENDIX C

                      SECURITY DYNAMICS TECHNOLOGIES, INC.

                  PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD APRIL 22, 1999

                      THIS PROXY IS SOLICITED ON BEHALF OF
                      THE BOARD OF DIRECTORS OF THE COMPANY
                   AND SHOULD BE RETURNED AS SOON AS POSSIBLE

      The undersigned, having received notice of the Annual Meeting of Stockholders and the Board of Directors' proxy statement therefor, and revoking all prior proxies, hereby appoint(s) Charles R. Stuckey, Jr. and Arthur W. Coviello, Jr., and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Annual Meeting of Stockholders of SECURITY DYNAMICS TECHNOLOGIES, INC. (the "Company") to be held on Thursday, April 22, 1999 at 3:00 p.m. at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts, and any adjournments thereof, and there to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon, with all the powers the undersigned would possess if personally present. None of the following proposals is conditioned upon the approval of any other proposal.

      In their discretion, the proxy holders are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof. The shares represented by this proxy will be voted as directed by the undersigned. IF NO DIRECTION IS GIVEN WITH RESPECT TO ANY ELECTION TO OFFICE OR PROPOSAL, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT OWNERS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL CORPORATE NAME BY AUTHORIZED OFFICER, GIVING FULL TITLE. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON, GIVING FULL TITLE.

HAS YOUR ADDRESS CHANGED?                 DO YOU HAVE ANY COMMENTS?

-----------------------------             ----------------------------------
-----------------------------             ----------------------------------

-----------------------------             ----------------------------------

[X]   PLEASE MARK VOTES AS IN THIS EXAMPLE


SECURITY DYNAMICS TECHNOLOGIES, INC.



MARK BOX AT                           MARK BOX AT RIGHT IF
RIGHT IF YOU                [ ]       AN ADDRESS CHANGE                 [ ]
PLAN TO                               OR COMMENT HAS BEEN
ATTEND THE                            NOTED ON THE REVERSE
MEETING                               SIDE OF THIS CARD


1. To elect the following nominees for Class II Director to serve for the ensuing three years (except as marked below):

            D. James Bidzos
            Richard L. Earnest
            Taher Elgamal

       [ ]  FOR ALL NOMINEES         [ ]   WITHHOLD        [ ]  FOR ALL EXCEPT

      Note: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).


2. To approve an amendment to the Company's Third Restated Certificate of Incorporation, as amended, to increase the number of authorized shares of Common Stock from 80,000,000 to 180,000,000 shares.

       [ ]  FOR                      [ ]   AGAINST         [ ]  ABSTAIN

3. To approve an amendment to the Company's 1994 Stock Option Plan, as amended - 1998 Restatement to (i) increase the number of shares of Common Stock authorized for issuance thereunder from 9,570,000 to 11,570,000 shares and (ii) increase the maximum number of shares of Common Stock that may be issued in any calendar year to a participant thereunder from 300,000 to 400,000 shares.

       [ ]  FOR               [ ]   AGAINST               [ ]  ABSTAIN


4. To approve an amendment to the Company's 1994 Director Stock Option Plan, as amended, to increase the number of shares of Common Stock authorized for issuance thereunder from 300,000 to 500,000 shares.

       [ ]  FOR               [ ]   AGAINST               [ ]  ABSTAIN


5. To ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the current year.

       [ ]  FOR               [ ]   AGAINST               [ ]  ABSTAIN


      THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" EACH OF PROPOSALS 2 THROUGH 5.

      WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

      A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND A VOTE "FOR" EACH OF PROPOSALS 2 THROUGH 5 ARE RECOMMENDED BY THE BOARD OF DIRECTORS.

      IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT THEREOF.

RECORD DATE SHARES:


Please be sure to sign
and date this Proxy.                Date: ______________________




                                    ___________________________________
                                          Stockholder sign here


                                    ___________________________________
                                          Co-owner sign here


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